THE ASHTON TECHNOLOGY GROUP, INC.
                        CONSOLIDATED FINANCIAL STATEMENTS
                                NOVEMBER 30, 1997


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                                TABLE OF CONTENTS


                                                                        PAGE NO.

FINANCIAL STATEMENTS

         Consolidated Balance Sheet - November 30, 1997
         and Proforma Consolidated Balance Sheet as at January 26, 1998

         Consolidated Statements of Operations -
         For the Eight Months Ended November 30, 1997

         Consolidated statements of Cash Flows -
         For the Eight Months Ended November 30, 1997

         Notes to Unaudited Consolidated Financial Statements


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               The Ashton Technology Group, Inc. and Subsidiaries
                           Consolidated Balance Sheets
                                   (Unaudited)

                                     ASSETS







                                                                                    November 30, 1997
                                                                                    **Consolidated
                                                                                    Balance Sheet with
                                                       November 30, 1997            Proforma Adjustments
                                                         Consolidated               for Additional Equity
                                                         Balance Sheet                  Financing
                                                          (Unaudited)                  (Unaudited)
                                                          -----------                  -----------

Current Assets:
   Cash and cash equivalents                             $  1,504,585                 $  2,504,585
   Accounts receivable                                          7,409                        7,409
   Notes receivable                                           100,353                      100,353
   Prepaids and Other Assets                                  721,552                      721,552
                                                         -------------                -------------
      Total Current Assets                                  2,333,899                    3,333,899

Property and equipment, net                                   730,832                      730,832
Private placement costs                                       679,152                      679,152
Investment in ECOM                                            105,000                      105,000
Development costs                                             349,590                      349,590
Notes receivable                                              493,772                      493,772
Other assets                                                   67,688                       67,688
                                                         -------------                -------------
         Total Assets                                    $  4,759,933                 $  5,759,933
                                                         =============                =============


               LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
   Accounts payable and accrued expenses                 $  1,572,006                 $  1,572,006
                                                         -------------                -------------
      Total current liabilities                             1,572,006                    1,572,006

Long-term debt                                                 38,000                       38,000
                                                         ------------                 -------------
   Total liabilities                                        1,610,006                    1,610,006
                                                         ------------                 -------------

Stockholders' Equity:
   Preferred stock                                              5,510                        6,510
   Common stock                                                75,625                       75,625
   Additional paid-in capital                              15,254,200                   16,253,200
   Accumulated earnings (deficit)                         (12,185,408)                 (12,185,408)
                                                         -------------                -------------
      Total stockholders' equity                            3,149,927                    4,149,927
                                                         -------------                -------------
         Total Liabilities and Stockholders' Equity      $  4,759,933                 $  5,759,933
                                                         =============                =============


**Consolidated Balance Sheet with proforma adjustments for additional equity financing.


                 The accompanying notes are an integral part of
                       these consolidated balance sheets.


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               The Ashton Technology Group, Inc. and Subsidiaries
                      Consolidated Statements of Operations
                  For the Eight Months Ended November 30, 1997


Revenues                                                            $ 3,310,367
                                                                    ------------

Costs and expenses:
   Cost of revenues                                                   2,620,896
   Development costs                                                    271,299
   Selling, general and administrative expenses                       2,557,744
   Depreciation and amortization                                        328,384
                                                                    ------------

      Total costs and expenses                                        5,778,323
                                                                    ------------

Loss from operations                                                 (2,467,956)

Other costs and revenues:
   Gain on sale of subsidiary                                           101,992
   Interest income                                                       33,557
   Interest expense                                                    (158,246)
   Private placement costs                                             (146,671)
   Minority interest in earnings of subsidiary                          (11,464)
                                                                    ------------

Loss before provision for income taxes                               (2,648,788)

Provision for income taxes                                               41,775
                                                                    ------------

Net Loss                                                            $(2,690,563)
                                                                    ============

Net loss per common share                                           $     (0.36)
                                                                    ============

Weighted average number of common shares outstanding                  7,562,500
                                                                    ============


                 The accompanying notes are an integral part of
                    these consolidated financial statements.


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               The Ashton Technology Group, Inc. and Subsidiaries
                      Consolidated Statements of Cash Flows
                  For the Eight Months Ended November 30, 1997


CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss                                                            $(2,690,536)
Adjustments to reconcile net loss to net cash
 used in operating activities:
   Depreciation and amortization                                        475,055
   Increase in minority interest of subsidiary                           11,464
   Gain on sale of subsidiary                                          (101,992)
Increases (decreases) in operating assets
 and liabilities
   Notes receivable                                                    (594,125)
   Accounts receivable                                                   (7,409)
   Prepayments and other assets                                        (541,301)
   Accounts payable and accrued expenses                                113,307
                                                                    ------------

      Net cash used in operating activities                          (3,335,564)
                                                                    ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Investment in ECOM                                                  (105,000)
   Purchase of fixed assets                                            (117,657)
   Cash received from sale of subsidiary                                600,000
   Development costs                                                   (349,590)
   Adjustment of net cash for subsidiary sold                           (45,448)
                                                                    ------------

      Net cash used in investing activities                             (17,695)
                                                                    ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Issuance costs for private placement                                (702,997)
   Proceeds from private placement                                    5,500,000
                                                                    ------------

      Net cash provided by financing activities                       4,797,003
                                                                    ------------

NET INCREASE (DECREASE) IN CASH
 AND CASH EQUIVALENTS:                                                1,443,744

Cash and cash equivalents, beginning of period                           60,841
                                                                    ------------

Cash and cash equivalents, end of period                            $ 1,504,585
                                                                    ============

                 The accompanying notes are an integral part of
                    these consolidated financial statements.


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THE ASHTON TECHNOLOGY GROUP, INC. AND SUBSIDIARIES  NOTES TO UNAUDITED
CONSOLIDATED BALANCE SHEET


1.   DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION
     -------------------------------------------------

     The accompanying unaudited Financial Statements for the eight months ended November 30, 1997 includes the accounts of The Ashton Technology Group, Inc. ("Ashton") and its subsidiaries, Universal Trading Technologies Corporation ("UTTC"), and Gomez Advisors, Inc. ("Gomez"). Ashton, together with UTTC and Gomez, is the "Company". The Company's Computer Science Innovations, Inc. ("CSI(R)"), subsidiary was sold on November 4, 1997.

     The accompanying unaudited consolidated financial statements have been prepared by the Company in accordance with generally accepted accounting principles for interim financial statements and in accordance with the instructions for Form 10-QSB. Accordingly, they do not contain all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, the accompanying unaudited consolidated financial statements have been prepared on the same basis as the audited statements and include all adjustments, consisting only of normal recurring adjustments, which are necessary for a fair statement of the results of the interim periods presented.

     The preparation of interim financial statements, in conformity with generally accepted accounting principles, also requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities; the disclosure of contingent assets and liabilities at the date of the interim statements; and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   PREPAYMENTS AND OTHER CURRENT ASSETS
     ------------------------------------

     Included in prepayments are $413,980 of legal costs for a lawsuit with one shareholder. To the extent such costs are not recoverable from the Company's insurance carrier, Fredric W. Rittereiser and The Dover Group, Inc. have agreed to pay such costs.

3.   PROFORMA CONSOLIDATED BALANCE SHEET
     -----------------------------------

     The November 30, 1997 consolidated balance sheet includes the effect of the transactions listed below.

     On September 18, 1997, the Company commenced a private offer and exchange offer pursuant to which it offered to certain investors (i) up to 250,000 shares of its Series A Convertible PIK Preferred Stock (with a liquidation preference of $10.00 per share) (the "Series A Preferred"); (ii) up to 250,000 shares of its Series B Convertible Preferred Stock (with a liquidation preference of $10.00 per share) ("Series B Preferred"); and
     (iii) to exchange (the "Exchange Offer") up to 300,000 shares of its Series B Preferred for up to $3,000,000 of convertible and non-convertible notes (the "UTTC Notes") issued by the Company's subsidiary, Universal Trading Technologies Corporation ("UTTC"). The Series A Preferred pays cumulative dividends semi-annually at an annual rate of $0.50 per share and is payable in additional shares of Series A Preferred until February 15, 2000. At any time after February 15, 1998, each holder of shares of Series A Preferred will have the right to convert each share of Series A Preferred into : (i) ten shares of the Common Stock, par value $0.01 per share, of Ashton (the "Common Stock"); and (ii) one two-year warrant to purchase three shares of the Common Stock, par value $0.01 per share, of UTTC (the "UTTC Common Stock"), with an exercise price of $0.75 per share, subject to adjustment (the "Warrant"). The Series B Preferred pays cumulative dividends semi-annually at an annual rate of $0.90 per share. At any time after June 30, 1998, each holder of shares of Series B Preferred will have the right to convert each share of Series B Preferred into: (i) six shares of Common Stock; and (ii) one two-year Warrant to purchase two shares of UTTC Common Stock, with an exercise price of $0.75 per share, subject to adjustment.

     As of December 31, 1997, the Company completed the sale of all of the shares of the Series A Preferred offered (250,000 shares) and 5,000 of the shares of Series B Preferred offered. In addition, as of January 15, 1998, the expiration date of the Exchange Offer, the Company had received tenders of $2,975,000 of UTTC Notes for which the Company will issue 297,500 shares of Series B Preferred. As of November 30, 1997, the Company had received either a binding subscription for or a tender of the securities listed above.

     The Company has extended its private offer to institutional and accredited investors of Series B Preferred until May 15, 1998. Such offering of Series B Preferred will not be registered under Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration thereunder or an applicable exemption from the registration requirements thereunder.

     The November 30, 1997 consolidated balance sheet with proforma adjustments for additional equity financings through January 26, 1998 includes the effect of the following.

     On January 27, 1998, the Company completed the sale of 100,000 shares of the Series C Convertible Preferred Stock to a group of foreign investors (the "Investors"), with a liquidation preference of $10.00 per share (the "Series C Preferred"), for an aggregate purchase price of $1,000,000 ("Series C Shares"). Holders of the Series C Shares will have the right to convert each Series C Share into one share of Common Stock at the conversion price which shall be equal to the following: (i) if the Market Price (as hereinafter defined) on the Conversion Date (as hereafter defined) is less than $1.8774, the conversion price is equal to the lesser of 75% of the Market Price at the Conversion Date or $1.2516; and (ii) if the Market Price at the Conversion Date is equal to or greater than $1.8774, the conversion price is equal to $1.2516 plus 50% of the difference between the Market Price at the Conversion Date and $1.8774. The "Market Price" shall mean the average of the closing bid prices per share of the Common Stock over the five consecutive trading days ending on the trading day immediately preceding the date the holder elects to have the shares of Series C Preferred Stock converted (the "Conversion Date"). In addition, the Investors will receive Warrants exercisable into an aggregate of 100,000 shares of Common Stock at an exercise price of 105% of the Market Price for a period of 5 years. In connection with the sale, the Company has agreed to pay a placement fee to the placement agent of $50,000 and to transfer to it 5,000 Share of the Series C Convertible Preferred Stock and a Warrant to purchase 100,000 shares of Common Stock at an exercise price of 105% of Market Price for a period of 5 years.